UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2003

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
January 14, 2003

Item 5. Other Events and Regulation FD Disclosure

On January 14, 2003, First Midwest Bancorp, Inc. (the "Company") issued a press release announcing that Steven H. Shapiro has been named the Company's Executive Vice President and Corporate Secretary effective January 14, 2003. This press release, dated January 14, 2003, is attached as Exhibit 99 to this report.

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99	Press Release issued by First Midwest Bancorp, Inc. dated January 14, 2003.

The following Items are not applicable for this Form 8-K:

Item 1.	Changes in Control of Registrant

Item 2.	Acquisition or Disposition of Assets

Item 3.	Bankruptcy or Receivership

Item 4.	Changes in Registrant's Certifying Accountant

Item 6.	Resignations of Registrant's Directors

Item 8.	Change in Fiscal Year

Item 9.	Regulation FD Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: January 14, 2003	/s/ MICHAEL L. SCUDDER
Michael L. Scudder Executive Vice President

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